UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   December 5, 2006
                                                   ----------------

             Nelnet Student Loan Trust 2006-3, Issuing Entity (Exact
                 name of registrant as specified in its charter)
                   Nelnet Student Loan Funding, LLC, Depositor
                              Nelnet, Inc., Sponsor

            Delaware                  333-128658-03             75-2997993
            --------                  -------------             ----------
  (State of other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska            68508
--------------------------------------------------------   ---------------
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (402) 434-7140
                                                   --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into a Trust Agreement with Wells Fargo Delaware Trust Company, as Delaware Trustee (the "Trust Agreement"), as of November 1, 2006, creating Nelnet Student Loan Trust 2006-3. Effective December 5, 2006, Nelnet Student Loan Trust 2006-3 entered into an Indenture of Trust dated as of December 1, 2006, with Zions First National Bank, as indenture trustee and eligible lender trustee (the "Indenture"). On November 29, 2006, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., acting on their own behalf and as representatives of the other underwriters (the "Underwriting Agreement"). The Trust Agreement, the Indenture and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2006-3's issuance of $2,213,000,000 of its student loan asset-backed notes on December 5, 2006. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on December 1, 2006. Nelnet Student Loan Trust 2006-3 used $2,132,940,261 of the net proceeds from the sale of the notes to purchase student loans originated under the Federal Family Education Loan Program.

        The following agreements were also executed and delivered as of December 1, 2006 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2006-3 acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Funding, acting by and through Zions First National Bank as eligible lender trustee; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2006-3 and Nelnet Funding; (c) the Subservicing Agreement by and between National Education Loan Network, Inc. and Nelnet, Inc.; and (d) the Administration Agreement among Nelnet Student Loan Trust 2006-3, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Funding, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., acting on their own behalf and as representatives of the other underwriters, dated as of November 29, 2006 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Trust 2006-3 and Zions First National Bank, dated as of December 1, 2006 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wells Fargo Delaware Trust Company, as Delaware trustee, dated as of November 1, 2006 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2006-3, acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Student Loan Funding, LLC, acting by and through Zions First National Bank as eligible lender trustee, dated as of December 1, 2006 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2006-3 and Nelnet Student Loan Funding, LLC, dated as of December 1, 2006 (filed herewith).

99.3 Subservicing Agreement dated as of December 1, 2006, between National Education Loan Network, Inc. and Nelnet, Inc. (filed herewith).

99.4 Administration Agreement among Nelnet Student Loan Trust 2006-3, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of December 1, 2006 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN TRUST
                                          2006-3

                                          By:  NELNET STUDENT LOAN FUNDING, LLC,
                                          Depositor


                                          By: NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By: /s/ Jeffrey R. Noordhoek
                                             -----------------------------------
                                             Jeffrey R. Noordhoek
                                             Vice President

Dated:  December 8, 2006

                                  EXHIBIT INDEX



               Exhibit
               -------

(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(4.2)   Trust Agreement
(99.1)  Loan Purchase Agreement
(99.2)  Master Servicing Agreement
(99.3)  Subservicing Agreement
(99.4)  Administration Agreement